UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TechTarget, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MMMMMMMMMMMM + C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/TTGT or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 am, Eastern Time, on June 7, 2022. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the TechTarget, Inc. 2022 Annual Meeting of Stockholders to be Held on June 7, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2022 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Company’s proxy statement and annual report on form 10-K are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/TTGT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a copy of the proxy materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 29, 2022 to facilitate timely delivery. 03M6OB 2 N O T C O Y + TechTarget, Inc.’s 2022 Annual Meeting of Stockholders (“Annual Meeting”) will be held on June 7, 2022 at our corporate headquarters at 275 Grove Street, Newton, MA 02466 at 2:00 p.m., Eastern Time. Directions to TechTarget, Inc.’s (the “Company”) annual meeting are available in the proxy statement which can be viewed at www.envisionreports.com/TTGT. While we intend to hold our Annual Meeting at our corporate headquarters, in the event that it is not possible or advisable due to restrictions related to COVID-19, we will conduct our Annual Meeting solely online and make an announcement via press release (which we will also file with the U.S. Securities and Exchange Commission) to that effect as promptly as practicable. Please monitor our website at www.techtarget.com for updated information. If you are planning to attend our Annual Meeting at our corporate headquarters, please check our website at least ten days prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to our Annual Meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the election of both nominees and FOR Proposals 2 and 3. 1. Election of Directors: Greg Strakosch and Perfecto Sanchez. 2. To ratify the appointment of Stowe & Degon, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve the Company’s 2022 Employee Stock Purchase Plan. 4. To transact such other business as may properly come before the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TTGT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials TechTarget” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 29, 2022.